UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2015

OURNETT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	005-88417	46-3545939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

122 East 42nd Street
New York, New York 10168
(Address of principal executive offices) (zip code)

212-986-1544
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of independent registered public accounting firm

On May 19, 2015 the Registrant notified M&K CPAS, PLLC (the “Former Auditor”) that it has been dismissed for no cause as the Registrant’s independent registered public accounting firm effective as of the date of such notice. The dismissal of the Former Auditor was approved by the Registrant’s Board of Directors. The Former Auditor’s report on the financial statements for the year ended September 30, 2014 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

Through the period covered by the financial review of financial statements of the quarterly period ended December 31, 2014 there have been no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused them to make reference thereto in their report on the financial statements. Also, through the interim period through May 19, 2015 (the date of release of the former auditor), there have been no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of The Former Auditor would have caused them to make reference thereto in their report on the financial statements.

During the year ended September 30, 2014 and through the interim period of date of dismissal of the Former Auditor, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has requested that our Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter from the Former Auditor is attached as Exhibit 16.1 to this Current Report.

New independent registered public accounting firm

On May 19, 2015 (the “Engagement Date”), the Registrant engaged MaloneBailey, LLP (“New Auditor”) as its independent registered public accounting firm for the Registrant’s fiscal year ending September 30, 2015. The decision to engage the New Auditor as the Registrant’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Registrant has not consulted with the New Auditor regarding either:

1. application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that the New Auditor concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from M&K CPAS, PLLC

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OURNETT HOLDINGS, INC.

Date: May 22, 2015	By:	/s/ Fernando Koatz
Fernando Koatz
Chief Financial Officer